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                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST


                       Supplement Dated February 22, 2002
                                     To the
                        Prospectus dated November 5, 2001

The following information supplements the disclosure regarding American Growth Fund and Strategic Growth Fund at page 49 of the Prospectus:

On February 22, 2002, shareholders of the USAZ American Growth Fund and the USAZ Strategic Growth Fund (the "Funds") approved the retention of Van Kampen Asset Management Inc. ("Van Kampen") as specialist manager for the Funds.

The Board of Trustees of USAllianz Variable Insurance Products Trust (the "Trust") on November 27, 2001 had approved the retention of Van Kampen as specialist manager for the Funds with no change being made to the fees payable to Van Kampen for performing its services. Van Kampen had been appointed interim specialist manager for the Funds, effective October 12, 2001, for a 150 day period, replacing Fred Alger Management, Inc.

             THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE